EXHIBIT 10.43
FIFTH AMENDMENT TO CREDIT AGREEMENT
     THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) made as of the 19th day of April, 2006, by and among TANDY BRANDS ACCESSORIES, INC. (“Borrower”), WELLS FARGO HSBC TRADE BANK, N. A. (“Agent”), and the lenders specified herein (“Lenders”).
     WHEREAS, Borrower, Agent and certain lenders entered into a Credit Agreement dated as of June 27, 2001 (the “Original Credit Agreement”), as amended by that First Amendment to Credit Agreement dated as of June 28, 2002, (the “First Amendment”); as amended by that Second Amendment to Credit Agreement dated as of June 26, 2003 (the “Second Amendment”); as amended by that Third Amendment to Credit Agreement dated as of August 26, 2004 (the “Third Amendment”); as amended by that Fourth Amendment to Credit Agreement dated as of September 30, 2005 (the “Fourth Amendment”); the Original Credit Agreement, the First Amendment, the Second Amendment, the Third Amendment, and the Fourth Amendment together, the “Credit Agreement”); and
     WHEREAS, Borrower has requested that Agent and Lenders make certain amendments to the Credit Agreement, and Agent and Lenders are willing to do so subject to the terms and conditions set forth herein;
     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
     1. Defined Terms. All capitalized terms used but not otherwise defined in this Amendment shall have the meaning ascribed to them in the Credit Agreement. Unless otherwise specified, all section references herein refer to sections of the Credit Agreement.
     2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:
          2.1 Definitions
     (a) Applicable Commitment Fee. The chart in clause (b) in the definition of “Applicable Commitment Fee Percentage” is revised to read as follows:

Tandy Brands Accessories, Inc. — Fifth Amendment	1

APPLICABLE
TOTAL FUNDED INDEBTEDNESS	COMMITMENT FEE
TO EBITDA RATIO	PERCENTAGE
Less than 1.00 to 1.00	0.20%

Greater than or equal to 1.00 to 1.00 but less than 2.00 to 1.00	0.25%

Greater than or equal to 2.00 to 1.00, but less than 2.50 to 1.00	0.30%

Greater than or equal to 2.50 to 1.00, but less than 3.00 to 1.00	0.375%

Greater than or equal to 3.00 to 1.00	0.375%*

*Applicable from Effective Date of Fifth Amendment through Review Date.
     (b) Applicable Margin. The definition of “Applicable Margin” is revised to read as follows:
“‘Applicable Margin’ means, the following percentages per annum, which percentages shall be added to the applicable interest rates for purposes of calculating the interest rates payable to the Lenders, as more fully described by Section 2.8:
     (a) For the period from the Effective Date of the Fifth Amendment until receipt and satisfactory review of the financial statements for the fiscal quarter ending December 31, 2006 (the “Review Date”), the Applicable Margin for Alternate Base Borrowings shall be 0.0%, the Applicable Margin for Eurodollar Borrowings shall be 2.00%, and the Applicable Commitment Fee Percentage shall be 0.375%.
     (b) Following the Review Date, (i) the Applicable Margin for Alternate Base Borrowings shall be 0.0%; and (ii) the following Applicable Margins per annum for Eurodollar Borrowings shall apply, and shall be determined as a function of the Total Funded Indebtedness to EBITDA Ratio, as set forth on the most recent certificate showing compliance delivered to the Agent by the Borrower pursuant to Section 9.1(b), as follows:

Tandy Brands Accessories, Inc. — Fifth Amendment	2

APPLICABLE
MARGIN FOR
TOTAL FUNDED INDEBTEDNESS	EURODOLLAR
TO EBITDA RATIO	BORROWINGS
Less than 1.00 to 1.00	1.000%

Greater than or equal to 1.00 to 1.00 but less than 1.50 to 1.00	1.125%

Greater than or equal to 1.50 to 1.00 but less than 2.00 to 1.00	1.250%

Greater than or equal to 2.00 to 1.00, but less than 2.50 to 1.00	1.500%

Greater than or equal to 2.50 to 1.00, but less than 3.00 to 1.00	1.75%

Greater than or equal to 3.00 to 1.00	2.00%”*

*Applicable from Effective Date of Fifth Amendment through Review Date.
     (c) EBITDA. The definition of “EBITDA” is amended to read as follows:
“‘EBITDA’ means, for any period comprising the most recent four quarterly periods, the sum of (a) Consolidated Net Income for such period, plus (b) Interest Expense paid during such period which was deducted in determining such Consolidated Net Income, plus (c) all income taxes which were deducted in determining such Consolidated Net Income, plus (d) all depreciation and amortization which were deducted in determining such Consolidated Net Income, plus (e) Add-backs allowed pursuant to Article 11, Regulation S-X, of the Securities Act of 1933, plus (f) non-cash losses arising from the impairment of good will or intangibles under FASB 142, such additions to EBITDA not to exceed $1,500,000 during any four quarterly period; plus (g) a one-time charge of up to $9,000,000 attributable to the women’s segment inventory write-offs subsequent to February 28, 2006, severance or pay in lieu of notice and related benefit costs in connection with the restructure and write-offs of men’s and women’s packaging inventory related to relocation of product lines. Upon consummation of a Permitted Acquisition, EBITDA may be adjusted to include the financial results of the acquired entity or assets for the period comprising the four quarterly periods prior to the Permitted Acquisition, including any period of less than a full quarter, provided that the Borrower shall have provided Agent with (i) audited financial statements prepared not more than fifteen (15) months prior to the closing date of the Permitted Acquisition, or (ii) if such audited financial statements are not available, verification of the adjustments for such acquisition prepared by an accounting firm acceptable to Agent, such statements or verification, as the case may be, to be satisfactory to the Agent in its sole discretion.”

Tandy Brands Accessories, Inc. — Fifth Amendment	3

     (d) Effective Date of Fifth Amendment. The definition of “Effective Date of the Fifth Amendment” is added to the Credit Agreement as follows:
“‘Effective Date of the Fifth Amendment’ means March 31, 2006, the effective date of the Fifth Amendment to Credit Agreement dated as of April 19, 2006.”
     (e) Fixed Charge Coverage Ratio. The definition of “Fixed Charge Coverage Ratio” is amended to read as follows:
“‘Fixed Charge Coverage Ratio’, means, for the four consecutive fiscal quarterly periods ending on the date of determination for Borrower and its Subsidiaries, the ratio of (a) EBITDA determined on a consolidated basis minus Capital Expenditures minus federal, state, local and foreign income taxes divided by (b) Interest Expense plus payments made in respect of Capitalized Lease Obligations plus any cash dividend made by Borrower or any of its Subsidiaries, plus any payments made by Borrower or any of its Subsidiaries in respect of the redemption, retirement, acquisition, or prepayment of any Borrower’s capital stock, or any other equity interest during the term of this Agreement, plus any Investments in Sheldon.”
     (f) Permitted Acquisitions. The definition of “Permitted Acquisition” is revised to read as follows:
“‘Permitted Acquisition’ means an acquisition of a business entity or assets (i) provided the aggregate amount of all consideration for all such acquisitions from the Effective Date of the Fifth Amendment until the Termination Date does not exceed $10,000,000 or (ii) for which Borrower has received the prior written consent of the Required Lenders.”
          2.2 Leverage Ratio
Section 10.14 is amended to read as follows:
“10.14 Leverage Ratio. Borrower shall not permit the ratio of (a) Total Funded Indebtedness on a consolidated basis, as of the last day of each fiscal quarter of the Borrower to (b) EBITDA, on a consolidated basis, for the four (4) fiscal quarters ending on March 31, 2006 and June 30, 2006 to exceed 3:00 to 1:00, for the four (4) fiscal quarters ending on September 30, 2006 to exceed 3:25 to 1:00; and for any fiscal quarter thereafter to exceed 3:00 to 1:00.”

Tandy Brands Accessories, Inc. — Fifth Amendment	4

     3. Effectiveness of Amendment. This Amendment shall be effective as of March 31, 2006 upon receipt by Agent of:
(a) A copy or copies of this Amendment signed by each of the parties hereto;
(b) A Confirmation of Guaranty executed by each Guarantor (other than Sheldon);
(c) A Compliance Certificate executed by Borrower; and
(d) Payment for all other fees and expenses due and owing by the Borrower.
     4. Ratifications, Representations and Warranties.
(a) The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. Borrower, Agent and Lenders agree that the Credit Agreement and the Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.
(b) To induce Agent and Lenders to enter into this Amendment, Borrower ratifies and confirms each representation and warranty set forth in the Credit Agreement as if such representations and warranties were made on the even date herewith, (except to the extent that such representations and warranties related solely to an earlier date and except to the extent that the facts upon which such representations are based have been changed by the transactions contemplated in the Credit Agreement) and further represents and warrants (i) that there has occurred since the date of the last financial statements delivered to Agent and Lenders no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Change, (ii) that after giving effect to this Amendment no Event of Default exists on the date hereof after giving effect to this Amendment, (iii) that Borrower is fully authorized to enter into this Amendment, and (iv) that the Guarantors signing the Confirmation of Guaranty attached hereto are all of the Borrower’s Subsidiaries as of the date of this Amendment (other than Sheldon).
     5. Benefits. This Amendment shall be binding upon and inure to the benefit and Borrower, Agent and Lenders and their respective successors and assigns; provided, however, that Borrower may not, without the prior written consent of Agent and Lenders, assign any rights, powers, duties or obligations under this Amendment, the Credit Agreement or any of the other Loan Documents.

Tandy Brands Accessories, Inc. — Fifth Amendment	5

     6. Construction. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.
     7. Invalid Provisions. If any provision of this Amendment is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully several and the remaining provisions of this Amendment shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance.
     8. Entire Agreement. The Credit Agreement, as amended by this Amendment, contains the entire agreement among the parties regarding the subject matter hereof and supersedes all prior written and oral agreements and understandings among the parties hereto regarding same.
     9. Reference to Credit Agreement. The Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.
     10. Counterparts. This Amendment may be separately executed in any number of counterparts, each of which shall be an original, but all of which, taken together, shall be deemed to constitute one and the same agreement.
[The remainder of this page intentionally left blank.]

Tandy Brands Accessories, Inc. — Fifth Amendment	6

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:

TANDY BRANDS ACCESSORIES, INC.

By:	/s/ Mark J. Flaherty

Name:	Mark J. Flaherty
Title:	Chief Financial Officer

AGENT:

WELLS FARGO HSBC TRADE BANK, N.A.

By:	/s/ John R. Peloubet

Name:	John R. Peloubet
Title:	Vice President

WELLS FARGO BANK, N. A.

By:	/s/ John W. Johnson

Name:	John W. Johnson
Title:	Sr. Vice President

Tandy Brands Accessories, Inc. — Fifth Amendment

LENDERS:

WELLS FARGO HSBC TRADE BANK, N. A.

By:	/s/ John R. Peloubet

Name: John R. Peloubet
Title: Vice President

COMERICA BANK

By:	/s/ Corey R. Bailey

Name: Corey R. Bailey
Title: Vice President

BANK OF AMERICA, N.A.

By:	/s/ S.A. MacKenzie

Name: Steven A. MacKenzie
Title: Senior Vice President

JPMORGAN CHASE BANK

By:	/s/ Jerry Petrey

Name: Jerry Petrey
Title: Vice President

Tandy Brands Accessories, Inc. — Fifth Amendment

CONFIRMATION OF GUARANTY
     Reference is made to the Credit Agreement dated as of June 27, 2001 (as amended, the “Credit Agreement”) among Tandy Brands Accessories, Inc. (“Borrower”), Wells Fargo HSBC Trade Bank, N. A. (“Agent”), and the lenders specified therein (“Lenders”). The undersigned Guarantors hereby confirm that their guaranty under the Subsidiary Guaranty dated as of June 27, 2001 for the benefit of Agent, Lenders, and Wells Fargo Bank, N. A., continues in full force and effect notwithstanding the Fifth Amendment to Credit Agreement dated as of April 19, 2006, which Fifth Amendment is hereby accepted and consented to by each Guarantor. In accordance herewith, the aforesaid guaranty shall be deemed to cover and support the Obligations at any time due from Borrower to Lenders pursuant to the Credit Agreement as the latter has been modified by the Fifth Amendment. This Confirmation of Guaranty shall be governed by and construed in accordance with the laws of the State of Texas.
Dated as of the 19th day of April, 2006.

ACCESSORY DESIGN GROUP, INC.

By:	/s/ Mark J. Flaherty

Name: Mark J. Flaherty
Title: Chief Financial Officer

AMITY/ROLFS, INC.

By:	/s/ Mark J. Flaherty

Name: Mark J. Flaherty
Title: Chief Financial Officer

Tandy Brands Accessories, Inc. — Fifth Amendment

TANDY BRANDS ACCESSORIES HANDBAGS, INC.

By:	/s/ Mark J. Flaherty

Name: Mark J. Flaherty
Title: Chief Financial Officer

TBAC INVESTMENTS, INC.

By:	/s/ Mark J. Flaherty

Name: Mark J. Flaherty
Title: Chief Financial Officer

TBAC GENERAL MANAGEMENT COMPANY

By:	/s/ Mark J. Flaherty

Name: Mark J. Flaherty
Title: Chief Financial Officer

TBAC MANAGEMENT COMPANY L.P.
By:	TBAC General Management Company,
its general partner

By:	/s/ Mark J. Flaherty

Name: Mark J. Flaherty
Title: Chief Financial Officer

TBAC PRINCE GARDNER, INC.

By:	/s/ Mark J. Flaherty

Name: Mark J. Flaherty
Title: Chief Financial Officer

Tandy Brands Accessories, Inc. — Fifth Amendment

STAGG INDUSTRIES, INC.

By:	/s/ Mark J. Flaherty

Name: Mark J. Flaherty
Title: Chief Financial Officer

TBAC — TOREL, INC.

By:	/s/ Mark J. Flaherty

Name: Mark J. Flaherty
Title: Chief Financial Officer

TBAC — MASS MERCHANT QUALITY CONTROL, INC.

By:	/s/ Mark J. Flaherty

Name: Mark J. Flaherty
Title: Chief Financial Officer

TBAC INVESTMENT TRUST

By:	/s/ Mark J. Flaherty

Name: Mark J. Flaherty
Title: Chief Financial Officer

SUPERIOR MERCHANDISE COMPANY

By:	/s/ Mark J. Flaherty

Name: Mark J. Flaherty
Title: Chief Financial Officer

TBAC — ACQUISITION, INC.

By:	/s/ Mark J. Flaherty

Name: Mark J. Flaherty
Title: Chief Financial Officer

Tandy Brands Accessories, Inc. — Fifth Amendment

ACCEPTED as of the date first written above.

BORROWER:

TANDY BRANDS ACCESSORIES, INC.

By:	/s/ Mark J. Flaherty

Name: Mark J. Flaherty
Title: Chief Financial Officer

Tandy Brands Accessories, Inc. — Fifth Amendment

COMPLIANCE CERTIFICATE
As of April 19, 2006
     Reference is made to that certain Credit Agreement dated as of June 27, 2001 among Tandy Brands Accessories, Inc. (“Borrower”), Wells Fargo HSBC Trade Bank, N. A. (“Agent”), and the lenders specified therein (“Lenders”), by and among Borrower, Agent, and Lenders (as amended, the “Credit Agreement”). Terms which are defined in the Credit Agreement and which are used but not defined herein shall have the meanings given them in the Credit Agreement. The undersigned, Mark J. Flaherty_, Borrower’s _CFO___, hereby certifies in the name, and on behalf, of Borrower that Borrower has made a thorough inquiry into all matters certified herein and based upon such inquiry, experience, and the advice of counsel, does hereby further certify that:
     1. All representations and warranties made by Borrower in any Loan Document delivered on or before the date hereof (including, without limitation, the representations and warranties contained in Section 4 of the Fifth Amendment to Credit Agreement of even date herewith [“Fifth Amendment”]) are true in all material respects on and as of the date hereof (except to the extent that such representations and warranties related solely to an earlier date and except to the extent that the facts upon which such representations are based have been changed by the transactions contemplated in the Credit Agreement) as if such representations and warranties had been made as of the date hereof.
     2. After giving effect to the Fifth Amendment no Event of Default exists on the date hereof.
     3. Borrower has performed and complied with all agreements and conditions required in the Loan Documents to be performed or complied with by it on or prior to the date hereof.
     IN WITNESS WHEREOF, this instrument is executed by the undersigned as of the date first above written.

TANDY BRANDS ACCESSORIES, INC.

By:	/s/ Mark J. Flaherty

Name: Mark J. Flaherty
Title: Chief Financial Officer

Tandy Brands Accessories, Inc. — Fifth Amendment